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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT - January 29, 2001
                        (Date of Earliest Event Reported)



                            SIX FLAGS OPERATIONS INC.
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             (Exact name of registrant as specified in its charter)

                        Commission File No. 333-46897-01

                 Delaware                                      73-6137714
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           (State of Incorporation)                         (I.R.S. Employer
                                                           Identification No.)



         11501 Northeast Expressway,
           Oklahoma City, Oklahoma                                73131
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            (Address of principal                                Zip Code
              executive offices)


       Registrant's telephone number, including area code: (405) 475-2500


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ITEM 5. OTHER EVENTS.

            The information set forth in the press release issued by Six Flags, Inc., attached hereto as exhibit 99.1, is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)   Exhibits.

                99.1  Press Release of Six Flags, Inc., dated January 29, 2001.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIX FLAGS OPERATIONS INC.



                                    By:   /s/ James M. Coughlin
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                                        Name:  James M. Coughlin
                                        Title: General Counsel





Dated:  January 29, 2001

                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION
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 99.1                   Press Release of Six Flags Inc., dated January 29, 2001.